UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2002

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)         (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York      14625
                 ---------------------------------------    -------
                 (Address of Principal Executive Offices)  (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850



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Item 4. Changes in Registrant's Certifying Accountant

On November 7, 2002, Pro-Fac Cooperative, Inc. (the "Company") engaged Deloitte & Touche LLP ("Deloitte & Touche") as its independent auditor for the fiscal year ending June 28, 2003.

During fiscal years ending June 29, 2002 and June 30, 2001, and through the date of the engagement of Deloitte & Touche, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or regarding any other matters or reportable events described under Item 304 (a)
(2) (i) and (ii) of Regulation S-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PRO-FAC COOPERATIVE, INC.



Date:    November 8, 2002         By:   /s/        Stephen R. Wright
         ----------------               ----------------------------------------
                                                   STEPHEN R. WRIGHT
                                             GENERAL MANAGER AND SECRETARY
                                            (Principal Executive Officer and
                                               Principal Financial Officer)